UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Report to Stockholders.

Tortoise MLP & Pipeline Fund
Investor Class (TORTX)
Institutional Class (TORIX)

2011 Annual Report For Period Ending November 30, 2011

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January 12, 2012

Dear fellow shareholder,

Thank you for your investment in the Tortoise MLP & Pipeline Fund (TORTX/TORIX, the “Fund”), which launched earlier this year. The Fund invests primarily in equity securities of pipelines and master limited partnerships (MLPs) that transport, gather and process, distribute and/or store natural gas, natural gas liquids, crude oil and refined petroleum products. While Tortoise has managed portfolios of listed energy infrastructure investments since its inception in 2002, we introduced this open-end fund for these primary reasons:

We see significant opportunity in the
broader North American pipeline market

The Fund primarily focuses on the large and diverse $425 billion North American pipeline universe, providing access to the sizable pipeline network of one of the world’s largest consumers of energy. In accessing this large investable universe, the Fund has the ability and flexibility to access traditional pipeline corporations alongside MLPs. We believe these pipeline companies and MLPs have strong business fundamentals and expanded growth opportunities.

The North American energy landscape is undergoing what we view to be a game-changing transformation, being validated by significant investments by some of the world’s largest energy companies. Technology improvements are driving this new chapter in our nation’s energy supply as abundant domestic oil and natural gas supply is now recoverable. Critical to increased production are the pipelines that connect new energy supply with growing demand. From 2011 – 2014 alone, we expect more than $65 billion will be invested in building out North American pipeline infrastructure. These are not “build it and they will come” type endeavors, but are generally identified and committed projects, with long-term contracts in place.

We perceive a market need for an
open-ended product that efficiently invests
in the sector.

Tortoise has a history of innovation and leadership in fund structuring and portfolio management, including the development of the first MLP closed-end fund in 2004. As a result of our history and experience in managing funds in this sector for nearly the past decade, we developed Tortoise MLP & Pipeline Fund. The Fund provides investors with an open-end structure focused on pipeline assets with daily liquidity at NAV. An attractive feature of the Fund comes through its structure - a traditional tax flowthrough fund (a regulated  investment company) with no taxation at the fund level impacting its NAV.

Others have launched open-end products that utilize Tortoise’s original pure-play MLP fund structure (a corporation allowing investment up to 100 percent in MLPs). In our view, that while such a structure works well in a closed-end fund due to the nature of its permanent capital, MLP ETF and open-end funds structured as corporations face certain challenges and may provide sub-optimal tax consequences for investors. Unforeseen and uncontrollable open-end fund flows could trigger fund-level tax events at undesirable times and significantly hamper their ability to manage taxes within the funds. Bottom-line, we believe the Fund provides an open-end investment solution that makes sense for this asset class, with an attractive and efficient total return potential.

We are pleased to introduce TORTX/TORIX, an open-end fund that provides our investors with efficient access to pipeline and MLP companies, with no K-1s and no unrelated business taxable income, which may be suitable for retirement and other tax-exempt accounts. Investors have the ability to purchase or sell the Fund at NAV and will receive a single 1099 by the end of January each year. This new fund embodies what you can expect from Tortoise – transparent, straight-forward, relevant and compelling investment solutions. You have many choices for your investments and we appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP & Pipeline Fund

Table of contents

Fund Information                                                                3

Performance Discussion                                                    5

Financial Statements                                                          8

Notes to Financial Statements                                       12

Report of Independent Registered
Public Accounting Firm                                                  15

Trustees and Officers                                                      16

Additional Information                                                   17

Contacts                                                                            19

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                       www.tortoiseadvisors.com

 2011 Annual Report                                                                                                                                                                                                                                                                                                   3

Fund Information at Nov. 30, 2011 (unaudited)

Basic fund facts

Investment objective: Total Return

Structure:Regulated Investment Company

                                                                                                      Institutional              Investor
Ticker                                                                                              TORIX                     TORTX
Net Expense Ratio (1)                                                                     1.10%                       1.35%
Redemption Fee                                                                              None                        None
Maximum Sales Load                                                                     None (2)                    5.75% (3)

(1) Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) for at least one year.
(2) While the institutional class is no load, advisory and other expenses still apply.
(3) You may qualify for sales charge discounts if you invest at least $50,000.

Investment features

Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

MLP & pipeline focus. Real, long-lived, essential assets

Efficient structure. Traditional flow-through mutual fund with daily liquidity at NAV

Investor simplicity. One 1099, no K-1s, no unrelated business taxable income, IRA suitability

Growth opportunities. Infrastructure projects connecting new areas of supply and demand

Experienced MLP adviser. Pioneering MLP investment firm with $7.2 billion in AUM as of 11/30/11

Top 10 holdings

1.   Williams Companies, Inc.
2.    El Paso Corp.
3.    ONEOK, Inc.
4.    Quesar Corp
5.    Spectra Energy Corp.
6.    NiSource, Inc.
7.    TransCanada Corp.
8.    CenterPoint Energy, Inc.
9.    Enbridge, Inc.
10.  Kinder Morgan, Inc.

8.2% 6.9% 6.1% 4.8% 4.7% 4.6% 4.6% 4.6% 4.5% 4.0%	Portfolio statistic By ownership structure
Targeted investment characteristics

The Fund’s targeted investments will generally have
the following characteristics
● Strategic assets that fuel the economy
● Diversified asset bases
● Limited direct commodity price exposure
● History of predictable, recurring cash flows
● Total return potential through growth and
   current income
● Experienced management teams

By asset type

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                      www.tortoiseadvisors.com

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Mutual fund investing involves risk. Principal loss is possible. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less  concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/ or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. Investments in non-US companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may also write call options which may limit the Fund’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein and are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                      www.tortoiseadvisors.com

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Performance Discussion (unaudited)

This is our annual report and reflects the interim period from May 31, 2011 (commencement of operations) through Nov. 30, 2011. The performance of the Tortoise MLP & Pipeline Fund’s institutional and investor share classes since inception was:

Since inception on May 31, 2011 - Nov. 30, 2011
	Class	Total Return
TORIX	Institutional	10.90%
TORTX	Investor (excluding load)	10.60%
TORTX	Investor (maximum load)	4.24%
S&P 500 Index		(6.25)%
Interim period from Fund inception on May 31, 2011 through fiscal year end. Reflects the since inception total return for the Institutional Class share, the Investor Class share (excluding the maximum sales load) and the Investor Class share (including the maximum sales load). The performance data for the Investor Class share (including the maximum sales load) reflects payment of the 5.75% maximum sales charge at the beginning of the stated period.

During the six-month period ended Nov. 30, 2011, global and domestic macroeconomic events continued to weigh on the broader equity market, particularly during the months of August and October. Global markets saw significant volatility as Eurozone debt concerns took center stage, coupled with concerning domestic news including a US sovereign debt downgrade and slower than anticipated economic growth.

Despite this macroeconomic backdrop, the favorable business fundamentals of pipeline and MLP companies remained intact. While there were times when most asset classes moved together with knee-jerk reactions in the short-term, the market differentiated quality over longer periods. As a result, the Tortoise MLP & Pipeline Fund outperformed the broadbased market (illustrated by the S&P 500 Index) significantly during our first six months ended Nov. 30, 2011.

We believe our primary focus on long-haul, fee-based MLP and pipeline companies that offer stable and growing distribution potential contributed to this outperformance. Pipeline assets provide essential services at the heart of our daily lives – we still need to drive our cars and heat or cool our homes despite what we read in the Wall Street Journal every day. As a result, relatively inelastic demand has generated stability in energy infrastructure throughout business cycles, as evidenced again by this most recent period.

The top contributors during the period were natural gas pipeline companies with solid investment grade profiles. Natural gas pipeline companies benefited from volume strength in liquids-rich shales, infrastructure pipeline build-out projects and contract stability. Additionally, pipeline merger and acquisition activity resulted in a positive impact on our holdings, slightly offset by uncertainty surrounding a large pipeline project.

The performance of petroleum pipeline companies also positively contributed to our performance, driven by higher volumes due to greater domestic production. In addition, they were positively impacted by a favorable tariff increase in July to reflect the change in the Producer Price Index plus 2.65 percent (previously 1.30 percent) by the Federal Energy Regulatory Commission.

The S&P 500 Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. The Producer Price Index measures the average change in selling prices received by domestic producers for their output. It is not possible to invest directly in an index.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                       www.tortoiseadvisors.com

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Value of $1,000,000 vs. S&P 500 Index (unaudited)

Since inception on May 31, 2011 through November 30, 2011

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through Nov. 30, 2011. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-TCA-Fund (855-822-3863). Future  performance may be lower or higher than the performance stated above.

The S&P 500 Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                       www.tortoiseadvisors.com

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 31, 2011 (inception date) to November 30, 2011.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (5/31/11)	Ending Account Value (11/30/11)	Expenses Paid During Period (1) (5/31/11 – 11/30/11)
Tortoise MLP & Pipeline Investor Class Actual(2)	$1,000.00	$1,106.00	$7.13
Tortoise MLP & Pipeline Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Tortoise MLP & Pipeline Institutional Class Actual(2)	$1,000.00	$1,109.00	$5.82
Tortoise MLP & Pipeline Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

 (1) Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.35% and 1.10% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period since inception, and divided by 365 (to reflect the period since inception).
(2) Based on the actual returns for the period from May 31, 2011, through November 30, 2011 of 10.60% and 10.90% for the Investor Class and Institutional Class, respectively.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                     www.tortoiseadvisors.com

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Schedule of Investments
November 30, 2011

	Shares	Fair Value

Common Stock — 66.5%(1)

Canadian Crude/Refined Products Pipelines — 4.9%(1)
Enbridge, Inc.	23,600	$832,372
Pembina Pipeline Corp.	6,600	192,509
		1,024,881
Canadian Natural Gas Pipelines — 5.3%(1)
Keyera Corp.	6,200	279,622
TransCanada Corp.	20,200	844,360
		1,123,982
United States Crude/Refined Products Pipelines — 6.9% (1)
Enbridge Energy Management, LLC(2)	11,584	369,055
Kinder Morgan, Inc.	24,800	731,600
Kinder Morgan Management, LLC (2)	5,083	359,697
		1,460,352
United States Local Distribution Pipelines — 8.0%(1)
CenterPoint Energy, Inc	42,400	843,760
NiSource, Inc.	37,154	851,198
		1,694,958
United States Natural Gas Gathering Pipelines — 1.3%(1)
Targa Resources Corp.	8,100	280,017

United States Natural Gas Pipelines — 30.1%(1)
El Paso Corp.	50,300	1,258,003
EQT Corp.	6,300	390,663
National Fuel Gas Co.	6,500	376,675
ONEOK, Inc.	13,400	1,114,344
Questar Corp.	45,200	872,360
Spectra Energy Corp.	29,500	867,890
Williams Companies, Inc.	46,400	1,497,792
		6,377,727
United States Other Energy Infrastructure — 10.0%(1)
CMS Energy Corp.	17,700	370,284
Dominion Resources Inc.	8,900	459,418
NextEra Energy Inc.	3,300	182,952
Sempra Energy	8,700	462,753
Southern Co.	4,200	184,422
Wisconsin Energy Corp.	14,000	464,520
		2,124,349
Total Common Stock
(Cost $12,854,749)		14,086,266

Master Limited Partnerships — 19.9%(1)

United States Crude/Refined Products Pipelines — 9.3%(1)
Buckeye Partners, L.P.	7,200	459,360
Holly Energy Partners, L.P.	2,300	128,156
Magellan Midstream Partners, L.P.	8,500	543,830
Oiltanking Partners LP	3,200	92,160
Plains All American Pipeline, L.P.	4,200	272,412
Sunoco Logistics Partners L.P.	3,700	382,062
Tesoro Logistics LP	3,100	84,506
		1,962,486
United States Natural Gas Gathering Pipelines — 3.8%(1)
Chesapeake Midstream Partners, L.P.	8,200	214,922
Crestwood Midstream Partners LP	3,000	89,610
MarkWest Energy Partners, L.P.	2,300	123,372
Targa Resources Partners LP	4,900	183,897
Western Gas Partners LP	5,400	203,472
		815,273
United States Natural Gas Pipelines — 6.8%(1)
Energy Transfer Equity, L.P.	2,500	88,225
Enterprise Products Partners L.P.	12,100	550,429
ONEOK Partners, L.P.	7,000	353,920
Regency Energy Partners LP	9,800	225,498
Williams Partners LP	3,900	226,434
		1,444,506
Total Master Limited Partnerships
(Cost $3,860,227)		4,222,265

Short-Term Investment — 3.1%(1)

United States Investment Company — 3.1%(1)
Fidelity Institutional Money Market
Portfolio, 0.18%(3) (Cost $658,545)	658,545	658,545

Total Investments — 89.5%(1)
(Cost $17,373,521)		18,967,076
Other Assets And Liabilities, Net — 10.5%(1)		2,232,248
Total Net Assets — 100.0%(1)		$21,199,324

(1) Calculated as a percentage of net assets.
(2) Security distributions are paid-in-kind.
(3) Rate indicated is the current yield as of November 30, 2011.
See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                    www.tortoiseadvisors.com

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Statement of Assets & Liabilities
November 30, 2011

Assets
Investments, at fair value (cost $17,373,521)	$18,967,076
Cash	15,702
Dividends & interest receivable	40,399
Receivable for capital shares sold	2,757,647
Receivable for Adviser expense reimbursement	30,361
Prepaid expenses	27,208
Total assets	21,838,393
Liabilities
Payable for investment securities purchased	548,508
Payable for capital shares redeemed	350
Payable to Adviser	12,006
Accrued expenses	77,829
Accrued distribution fees	376
Total liabilities	639,069
Net Assets	$21,199,324
Net Assets Consist of:
Capital stock	$19,606,466
Undistributed net investment income	83,894
Accumulated net realized loss on investments	(84,599)
Net unrealized appreciation of investments	1,593,563
and translations of foreign currency	$21,199,324
Net Assets

	Investor	Institutional
	Class	Class

Net Assets	$1,304,596	$19,894,728
Shares issued and outstanding(1)	117,946	1,793,318
Net asset value, redemption price
and minimum offering price
per share	$11.06	$11.09
Maximum offering price per share
($11.06/0.9425)	$11.73	N/A

(1) Unlimited shares authorized.

Statement of Operations
Period from May 31, 2011(1) to November 30, 2011

Investment Income
Dividends from common stocks	$137,918
Less: foreign taxes withheld	(3,656)
Net dividend income from common stocks	134,262
Distributions received from master
limited partnerships	82,576
Less return of capital on distributions	(76,867)
Net distribution income from master
limited partnerships	5,709
Interest income	419
Total investment income	140,390
Expenses
Advisory fees	48,622
Transfer agent fees & expenses	38,078
Fund administration & accounting fees	37,756
Audit & tax fees	31,010
Federal & state registration fees	22,306
Trustee fees	11,484
Custody fees	11,096
Legal fees	7,958
Compliance fees	6,002
Other	5,614
Shareholder communication fees	3,010
Distribution fees — Investor Class	1,722
Total expenses before reimbursement	224,658
Less expense reimbursement by Adviser	(160,013)
Net expenses	64,645
Net Investment Income	75,745
Realized and Unrealized Gain (Loss)
on Investments and Translations
of Foreign Currency:
Net realized loss on investments, including
foreign currency gain (loss)	(76,450)
Net change in unrealized appreciation
of investments and translations of
foreign currency	1,593,563
Net Realized and Unrealized Gain on
Investments and Translations of
Foreign Currency	1,517,113
Net Increase in Net Assets Resulting
from Operations	$1,592,858

(1) Inception date of the Fund.
See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                     www.tortoiseadvisors.com

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Statement of Changes in Net Assets
Period from May 31, 2011(1) to November 30, 2011

Operations
Net investment income	$75,745
Net realized loss on investments, including foreign currency gain (loss)	(76,450)
Net change in unrealized appreciation of investments and translations of foreign currency	1,593,563
Net increase in net assets resulting from operations	1,592,858

Capital Share Transactions
Investor Class:
Proceeds from shares sold	4,428,702
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(3,097,490)
Increase in net assets from Investor Class transactions	1,331,212

Institutional Class:
Proceeds from shares sold	18,672,554
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(397,300)
Increase in net assets from Institutional Class transactions	18,275,254
Net increase in net assets resulting from capital share transactions	19,606,466

Distributions to Shareholders
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—
Total Increase in Net Assets	21,199,324

Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $83,894)	$21,199,324

Transactions in Shares
Shares sold — Investor Class	438,256
Shares issued to holders in reinvestment of dividends — Investor Class	—
Shares redeemed — Investor Class	(320,310)

Net increase	117,946

Shares sold — Institutional Class	1,831,694
Shares issued to holders in reinvestment of dividends — Institutional Class	—
Shares redeemed — Institutional Class	(38,376)
Net increase	1,793,318

(1) Inception date of the Fund.
See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                    www.tortoiseadvisors.com

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Financial Highlights
Period from May 31, 2011(1) to November 30, 2011

	Investor	Institutional
Per Common Share Data(2)	Class	Class

Net asset value, beginning of period	$10.00	$10.00

Investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gain on investments and translations of foreign currencies	1.00	1.05
Total from investment operations	1.06	1.09

Less distributions
Dividends from net investment income	—	—
Dividends from net capital gains	—	—
Total distributions	—	—
Net asset value, end of period	$11.06	$11.09

Total Return(3)(4)	10.60%	10.90%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,305	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement(5)	4.15%	3.90%
After expense reimbursement(5)	1.35%	1.10%
Ratio of net investment income to average net assets:
Before expense reimbursement(5)	(1.72)%	(1.44)%
After expense reimbursement(5)	1.08%	1.36%
Portfolio turnover rate(4)	46%	46%

(1) Inception date of the Fund.
(2) For a Fund share outstanding for the entire period.
(3) Total return does not reflect sales charges.
(4) Not annualized.
(5) Annualized.
See accompanying Notes to Financial Statements.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                               www.tortoiseadvisors.com

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Notes to Financial Statements
November 30, 2011

1.	Organization

Tortoise MLP & Pipeline Fund (the “Fund”) is a diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on May 31, 2011.

The Fund offers two classes of shares: the Investor Class and the Institutional Class. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation — The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common stock	$14,086,266	$-	$-	$14,086,266
Master limited		-	-
partnerships	4,222,265			4,222,265
Short-term investment	658,545	-	-	658,545
Total investments	$18,967,076	$-	$-	$18,967,076
in securities

Refer to the Fund’s Schedule of Investments for additional information. Transfers between levels are recognized at the beginning of the reporting period. During the period ended November 30, 2011, the Fund recognized no transfers between levels.

Federal income taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2011, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                                                                  www.tortoiseadvisors.com

 2011 Annual Report                                                                                                                                                                                                                                                                                                 13

Notes to Financial Statements (continued)

Reclassification of capital accounts — Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended November 30, 2011, the Fund increased undistributed net investment income by $8,149 and increased accumulated net realized loss on investments by $8,149.

Security transactions, income and distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividends and distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 7% of the distributions from MLPs to be from investment income with the remaining balance to be return of capital.

Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period May 31, 2011 (commencement of operations) to November 30, 2011, the Fund did not pay any distributions to shareholders.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLPs and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

4.	Investment advisory fee and other transactions with affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35% and 1.10% of average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement is in effect through at least April 30, 2012, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through April 30, 2013. Prior to April 30, 2012, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2014	$160,013

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and serves as the fund accountant. For the period ended November 30, 2011, the Fund incurred $37,756 in administration and fund accounting fees.

USBFS also serves as the transfer agent to the Fund. For the period ended November 30, 2011, the Fund incurred $19,856 in transfer agent fees (excluding transfer agency out-of-pocket expenses). U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the period ended November 30, 2011, the Fund incurred $11,096 in custody fees.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                www.tortoiseadvisors.com

14                                                                                                 2011 Annual Report

Notes to Financial Statements (continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5.	Distribution costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended November 30, 2011, the Investor Class incurred expenses of $1,722 pursuant to the Plan.

6.	Investment transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended November 30, 2011, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$ 21,820,565	$ 4,952,128

As of November 30, 2011, the components of accumulated gains/(losses) on a tax basis were as follows:

Cost of investments	$17,525,062
Gross unrealized appreciation	1,658,111
Gross unrealized depreciation	(216,089)
Net unrealized appreciation	1,442,022
Undistributed ordinary income	150,836
Undistributed long-term capital	—
Total distributable earnings	150,836
Other accumulated gains / (losses)	—
Total accumulated gains / (losses)	$1,592,858

As of November 30, 2011, the Fund had no capital loss carryforwards.

7.	Line of credit

Effective October 13, 2011, the Fund established a line of credit in the amount of $3,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended November 30, 2011, the Fund did not draw upon the line of credit.

8.	The Regulated Investment Company Modernization Act

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9.	Control ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2011, National Financial Services (FBO) owned 30.2% and 50.4% of the outstanding shares of the Fund for the Investor Class and Institutional Class, respectively.

10.	Subsequent events

On December 28, 2011, the Fund paid a distribution to the Institutional Class in the amount of $146,373, or $0.071 per share, and paid a distribution to the Investor Class in the amount of $23,290, or $0.065 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                       www.tortoiseadvisors.com

2011 Annual Report                                                                                                                                                                                                                                                                                                 15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders Tortoise MLP & Pipeline Fund

We have audited the accompanying statement of assets and liabilities of Tortoise MLP & Pipeline Fund (the Fund), including the schedule of investments, as of November 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period from May 31, 2011 (commencement of operations) through November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP & Pipeline Fund at November 30, 2011, the results of its operations, the changes in its net assets, and its financial highlights for the period from May 31, 2011 (commencement of operations) through November 30, 2011, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri January
January 26, 2012

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                   www.tortoiseadvisors.com

16                                                                                                     2011 Annual Report

Trustees and Officers (unaudited)
November 30, 2011

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Position(s) in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Trustee	Indefinite Term; Since April 2011	3	Partner, Locke Lord Bissell & Liddell LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	None
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Trustee	Indefinite Term; Since April 2011	3	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	None
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Trustee	Indefinite Term; Since April 2011	3	Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	None
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since April 2011	3	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	None
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chairman, and Trustee	Indefinite Term; Since January 2011	3	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002 -present).	N/A
Robert M. Slotky 2020 E. Financial Way, Suite 100 Glendora, CA 91741 Age: 63	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Secretary	Indefinite Term; Since January 2011	N/A
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010); Corporation Assistant Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2004-2007).

N/A

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                               www.tortoiseadvisors.com

 2011 Annual Report                                                                                                                                                                                                                                                                                              17

Additional Information (unaudited)

Approval of investment advisory agreement

At the organizational meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on April 5-6, 2011, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise MLP & Pipeline Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Tortoise (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Tortoise also met with the Trustees and provided further information regarding its proposed services to the Fund including but not limited to information regarding its respective investment philosophies.

In determining whether to approve a separate Investment Advisory Agreement between the Trust and Tortoise, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Tortoise; (2) the cost of the services to be provided and the profits to be realized by Tortoise and its affiliates from services rendered to the Trust; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund proposed to be managed by the Tortoise grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Tortoise’s presentations and Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise to be set forth in the Investment Advisory Agreement between the Trust and Tortoise are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement between the Trust and Tortoise are summarized below.

Nature, extent and quality of services to be provided

The Trustees considered the scope of services to be provided under the Investment Advisory Agreement between the Trust and Tortoise noting that Tortoise will be providing investment management services to the Fund which include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Tortoise on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered the sound performance of two Tortoise composites that maintain similar investment strategies to that of the Fund and the results of a recent regulatory examination of Tortoise. The Trustees also considered Tortoise’s specialized investment strategy, Tortoise’s experience in implementing similar strategies for registered closed-end investment vehicles and the significant investment industry experience of its portfolio managers. The Trustees noted the capitalization of Tortoise and noted its affiliation with Montage Investments, LLC, an SEC registered investment adviser with several billion in assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services proposed to be provided by Tortoise to the Fund pursuant to the Investment Advisory Agreement with the Trust.

Cost of advisory services and profitability

The Trustees consider the proposed annual management fee to be paid by the Fund to Tortoise in the amount of 0.85% of the Fund’s average annual daily net assets and Tortoise’s profitability analysis (12 month pro-forma) from services to be rendered to the Fund by Tortoise and its affiliates. In this regard, the Trustees also noted that Tortoise and its affiliates expect to subsidize the cost of all third-party shareholder and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund. The Trustees then noted that while the management fees to be charged to separately managed accounts with similar assets to that projected for the Fund are generally lower than the proposed advisory fee for the Fund, Tortoise has additional responsibilities with respect to the Fund including preparation of Board and shareholder materials to justify the higher fee. The Trustees also noted that Tortoise had contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.35% of the average daily net assets of the Investor Class and 1.10% of the average daily net assets of the Institutional Class. The Trustees concluded that Tortoise’s service relationship with the Fund will not initially be profitable.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                      www.tortoiseadvisors.com

 18                                                                                                2011 Annual Report

Additional Information (unaudited) (continued)

Comparative fee and expense data

The Trustees considered a comparative analysis of contractual expenses born by each of the two proposed classes of the Fund and those of funds within the Fund’s Lipper benchmark category. Although the Trustees noted that the Fund’s management fee was higher than the average and median management fees (after waivers) reported for the benchmark category, they considered the sophisticated nature of Tortoise’s investment strategy and the fact that the total expenses of each class of the Fund (after expense reimbursements) were lower than the average total expenses (after fee waivers and expense reimbursements) reported for the benchmark category. While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s proposed advisory fee is reasonable.

Economies of scale

The Trustees then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees considered the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of Tortoise advisory service required to be provided to the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time.

Other benefits

The Trustees noted that Tortoise does not utilize soft dollar arrangements in connection with the execution of client transactions and that affiliated brokers will not be used to  execute the portfolio transactions of the Fund. While the Trustees noted that Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and  distribution services performed on behalf of the Fund, the Trustees considered the fact that the projected distribution expenses to be incurred by Tortoise and its affiliates significantly exceed anticipated Rule 12b-1 payments from the Fund. The Trustees concluded that Tortoise will not receive any other material financial benefits from services rendered to the Fund.

Availability of Fund portfolio information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of proxy voting information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified dividend income/dividends received deduction

For the fiscal period ended November 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2011 was 0.00% for the Fund.

Privacy notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a  retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.

The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                     www.tortoiseadvisors.com

 2011 Annual Report                                                                                                                                                                                                                                                                                                19

Contacts

Board of Trustees Roel Campos, Esq. David Massart Leonard Rush, CPA David Swanson Robert Kern	Independent Registered Public Accounting Firm Ernst & Young LLP 1200 Main Street, Suite 2500 Kansas City, MO 64105
Investment Adviser Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, KS 66211	Transfer Agent, Fund Accountant and Fund Administrator U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Investment Committee Kevin Birzer, CFA Zach Hamel, CFA Ken Malvey, CFA Terry Matlack, CFA David Schulte, CFA	Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Adviser Marketing Support Montage Investments, LLC 4200 West 115th Street, Suite 240 Leawood, KS 66211	Fund Counsel Bernstein, Shur, Sawyer & Nelson, P.A. 100 Middle Street PO Box 9729 Portland, Maine 04104
855-TCA-FUND (855-822-3863)

This report should be preceded or accompanied by a prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Tortoise MLP & Pipeline Fund                                                                                                                                                                                                                                    www.tortoiseadvisors.com

Investment Adviser to
Tortoise MLP & Pipeline Fund
11550 Ash Street, Suite 300
Leawood, KS 66211
www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was May 31, 2011 and, as such, there is only one fiscal year to present).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2011
Audit Fees	$26,000
Audit-Related Fees	$0
Tax Fees	$ 5,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal’s accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
                                                             James R. Arnold, President

Date  January xx, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
                                                             James R. Arnold, President

Date  January xx, 2012

By (Signature and Title)* /s/ Brian R. Wiedmeyer
                                                             Brian R. Wiedmeyer, Treasurer

Date  January xx, 2012

* Print the name and title of each signing officer under his or her signature.